UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 April 28, 2014
 (Date of earliest event reported)

HOME PROPERTIES, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136	16-1455126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

850 Clinton Square, Rochester, New York 14604
 (Address of principal executive offices and internet site)

(585) 546-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) At a meeting duly called and held on April 28, 2014, the Compensation Committee of the Board of Directors (the “Board”) of Home Properties, Inc. (the “Company”) recommended and the independent directors of the Board approved the financial goals portion of the performance criteria for the bonus to be paid in 2015 for services rendered in 2014 under the Company’s Incentive Compensation Plan as follows:

Metric	Weighting	Threshold	Target	High
OFFO per share	20%	$4.45	$4.53	$4.61
SS NOI Growth	20%	2.5%	3.0%	3.5%
ROIC	20%	5th Place	3rd or 4th Place	1st or 2nd Place

The Compensation Committee and the Board continue to consider Funds from Operations to be an important indicator of the Company’s overall performance.  Operating Funds from Operations (“OFFO”) is an absolute goal that was set based on the Company’s budget for 2014 and as disclosed in its guidance.  OFFO equals Funds from Operations net of costs associated with the acquisition of real estate.  Same-store Net Operating Income (“SSNOI”) is now also an absolute goal that was set based on the Company’s budget for 2014 and as disclosed in its guidance. SSNOI is considered by the Compensation Committee and the Board to be an important driver of real estate values and stockholder value.  This metric was a relative metric in prior years with performance measured against the performance of the Company’s multifamily peer group.  The Compensation Committee and the Board believe that Return on Invested Capital (“ROIC”) captures the value created by the Company’s business strategy of acquiring apartment communities and repositioning them for long-term growth.  It is a relative metric with performance measured against the performance of the Company’s Multifamily Peer Group.  For 2014, the Multifamily Peer Group consists of the following peers:

•	Apartment Investment & Management Company (AIV)
•	Associated Estates Realty Corporation (AEC)
•	AvalonBay Communities, Inc. (AVB)
•	Camden Property Trust (CPT)
•	Equity Residential (EQR)
•	Essex Property Trust, Inc. (ESS)
•	Mid-America Apartment Communities, Inc. (MAA)
•	Post Properties, Inc. (PPS)
•	UDR, Inc. (UDR)

(b) At a meeting duly called and held on April 29, 2014, the Stockholders of the Company approved an amendment to the Company’s 2011 Stock Benefit Plan to:  (i) increase the maximum number of common shares which may be subject to awards by 4.0 million shares; and (2) provide that each full value award granted after April 29, 2014 will count as 5.45 shares available for issuance under the 2011 Stock Benefit Plan. A copy of Amendment Number One to the 2011 Stock Benefit Plan is attached as Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting duly called and held on April 29, 2014, the Stockholders of the Company approved an Amendment to the Company’s Articles of Amendment and Restatement of the Articles of Incorporation, as amended, to increase the number of authorized shares of the Company’s Common Stock, par value $.01 per share, by 80 million shares to 160 million shares.  The effective date of the Amendment is April 30, 2014 and a copy of the Amendment is attached as Exhibit 3.1 to this Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of the Stockholders of Home Properties, Inc. (the “Company”) was held on April 29, 2014.  Of the 57,073,211 shares of the Company’s common stock outstanding as of February 28, 2014 and entitled to vote at the Annual Meeting, 52,918,273 shares (representing 92.72%) were present either in person or by proxy.  The following describes the proposals considered by the Company’s stockholders at the Annual Meeting, as well as the results of the votes cast at the meeting.  The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2014.

Proposal 1:  Elect eight Directors of the Company to serve until the 2015 Annual Meeting of Stockholders and until their respective successors is elected.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael D. Barnello	44,937,489	2,464,256	773,254	4,743,274
Bonnie S. Biumi	47,261,988	113,136	799,875	4,743,274
Stephen R. Blank	44,506,520	2,899,316	769,163	4,743,274
Alan L. Gosule	47,191,795	238,924	744,280	4,743,274
Leonard F. Helbig, III	44,435,089	2,996,709	743,201	4,743,274
Thomas P. Lydon, Jr.	44,541,812	2,862,137	771,050	4,743,274
Edward J. Pettinella	47,307,281	124,456	743,262	4,743,274
Clifford W. Smith, Jr.	47,277,272	151,748	745,979	4,743,274

Proposal 2:  Non-binding Advisory vote to approve the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,405,905	13,989,940	779,154	4,743,274

Proposal 3:  Approve an amendment to the Articles of Incorporation to increase authorized shares of common stock, par value $.01 by 80 million shares.

Votes For	Votes Against	Abstentions
48,527,461	1,210,823	3,179,989

Proposal 4:  Approve amendments to Home Properties, Inc. 2011 Stock Benefit Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,261,725	2,110,371	802,903	4,743,274

Proposal 5:  Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014.

Votes For	Votes Against	Abstentions
52,030,844	122,086	765,343

No other matters were voted upon at the Annual Meeting.

Item 9.01                      Financial Statements and Exhibits

(c)	Exhibits – See Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME PROPERTIES, INC.
(Registrant)

Date:           May 1, 2014                                           By:      /s/ David P. Gardner
David P. Gardner
Executive Vice President and Chief Financial Officer

Exhibit Index

Except as otherwise indicated, the exhibits listed below are filed as part of this report.  References to exhibits or other filings under the caption "Location" indicate that exhibit or other filing has been filed, that the indexed exhibit and the exhibit referred to are the same and that the exhibit referred to is incorporated by reference.

Exhibit
Number	Exhibit	Location

3.1	Articles of Amendment of the Articles of Amendment and Restatement of the Articles of Incorporation of Home Properties, Inc.	Filed herewith
3.2
Articles of Amendment and Restatement of Articles of Incorporation of Home Properties, Inc., including all amendments (as required by Item 601(b)(3)(i) of Regulation S-K and Rule 102(c) of Regulation S-T).
Filed herewith
10.1	Amendment Number One to the Home Properties, Inc. 2011 Stock Benefit Plan*	Filed herewith

*Management contract or compensatory plan or arrangement.